Exhibit 10.1

DATED 5 SEPTEMBER 2017

(1)	PRIME HOLDCO C-T, S.À R.L. as Company

(2)	THE COMPANIES LISTED IN PART 1 OF SCHEDULE 1 as Borrowers

(3)	THE COMPANIES LISTED IN PART 2 OF SCHEDULE 1 as Guarantors

(4)	AAREAL BANK AG as Arranger

(5)	AAREAL BANK AG as Original Lender

(6)	AAREAL BANK AG as Agent

(7)	AAREAL BANK AG as Security Agent

(8)	CAPITA TRUST COMPANY LIMITED as English Security Agent

AMENDMENT AGREEMENT
relating to
a Facility Agreement dated 1 April 2015 and amended and restated on 1 July 2015 and as further amended from time to time prior to the date of this amendment agreement

CONTENTS

1.	DEFINITIONS AND INTERPRETATION 3

2.	AMENDMENT AND CONSTRUCTION 5

3.	REPRESENTATIONS 6

4.	ACKNOWLEDGEMENT, FURTHER ASSURANCE, RATIFICATION AND CONFIRMATION OF SECURITY 7

5.	FEES, COSTS AND EXPENSES 8

6.	MISCELLANEOUS 9

7.	LAPSE 10

8.	GOVERNING LAW AND ENFORCEMENT 10
SCHEDULE 1: THE OBLIGORS    12
Part 1: The Borrowers    12
Part 2: The Guarantors    12
SCHEDULE 2: CONDITIONS PRECEDENT    14
SCHEDULE 3: AMENDMENTS TO FACILITY AGREEMENT    19

THIS AMENDMENT AGREEMENT is made on 5 September 2017

BETWEEN:

(1)
PRIME HOLDCO C-T, S.À R.L. a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, 3rd Floor, L-2633 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de commerce et des sociétés, Luxembourg) under number B 192946 (the "Company");

(2)	THE COMPANIES listed in part 1 of schedule 1 (The Obligors) as borrowers (the
"Borrowers");

(3)	THE COMPANIES listed in part 2 of schedule 1 (The Obligors) as guarantors (the
"Guarantors");

(4)	AAREAL BANK AG as mandated lead arranger (the "Arranger");

(5)	AAREAL BANK AG as lender (the "Original Lender");

(6)	AAREAL BANK AG as agent of the other Finance Parties (the "Agent");

(7)	AAREAL BANK AG as security trustee or security agent for the Secured Parties (the
"Security Agent"); and

(8)	CAPITA TRUST COMPANY LIMITED as security trustee or security agent for the Secured Parties (the "English Security Agent").

BACKGROUND:

A
On 1 April 2015, (1) Prime Holdco C-T S à r.l. as Company, (2) the companies listed in part 1 of schedule 1 to it as Original Borrowers, (3) the companies listed in part 2 of schedule 1 to it as Original Guarantors, (4) Aareal Bank AG as Arranger, (5) Aareal Bank AG as Original Lender, (6) Aareal Bank AG as Agent, (7) Aareal Bank AG as the Security Agent and (8) Capita Trust Company Limited as English Security Agent entered into a €478,572,083 term loan facility agreement which was subsequently amended and restated on 1 July 2015 (pursuant to which the term loans available were increased to €578,572,083) which was subsequently amended in a letter dated 23 July 2015 addressed to (1) Prime Holdco C-T S à

r.l. as Company from (2) Aareal Bank AG as Agent, and further amended in a letter dated 13 April 2016 addressed to (1) Prime Holdco C-T S à r.l. as Company from (2) Aareal Bank AG as Principal Agent and Italian Agent or as otherwise amended from time to time (the "Original Facility Agreement").

B
On 30 June 2016, Prime Pool IV B-T S à r.l. disposed of the entire share capital of Prime SWE Gothenburg-T AB (the "Swedish Propco") and (1) the Swedish Propco, (2) Prime Pool IV A-T S à r.l., (3) Prime Pool IV B-T S à r.l. (together with Prime Pool IV A-T S à r.l., the "Swedish Poolcos"), (4) Prime Holdco B-T S à r.l. and (5) Prime Holdco C-T S à r.l., entered into a global deed of release (the "Swedish Deed of Release") pursuant to which the Agent and the Security Agent (i) released all Transaction Security granted by the Swedish Propco; (ii) released the Swedish Propco from all of its obligations, guarantees, covenants, representations, warranties, undertakings and liabilities under the Finance Documents and (iii) agreed to automatically release the Swedish Poolcos from all Transaction Security granted by the Swedish Poolcos and from all of their obligations, guarantees, covenants, representations, warranties, undertakings and liabilities under the Finance Documents upon the imminent liquidation of the Swedish Poolcos and delivery of evidence of the liquidation deed to the Security Agent ("Swedish Poolco Release Event")

C
On 15 July 2016 Prime NLD Amsterdam-T B.V (the "Amsterdam Dutch Propco") disposed of the Amsterdam Property and (1) the Amsterdam Dutch Propco, (2) Prime Pool VI-T S à r.l., the ("Dutch Poolco"), (3) Prime Holdco B-T S à r.l. and (4) Prime Holdco C-T S à r.l. entered into a global deed of release with Aareal Bank AG as Security Agent, Principal Agent and Italian Agent (the "Amsterdam Deed of Release") pursuant to which the Agent and the Security Agent agreed to release (i) the Dutch Poolco from the right, title and interest in and to the property and assets, present and future of the Dutch Poolco granted pursuant to the Dutch Share Pledge (as defined in the Amsterdam Deed of Release) and (ii) the Amsterdam Dutch Propco from all its present and future obligations to the Security Agent pursuant to the Security Documents (as defined in the Amsterdam Deed of Release) upon the liquidation procedure in accordance with the laws of The Netherlands ("Dutch Release Event").

D
On 27 July 2016, Prime Pool III C-T S à r.l. disposed of the entire share capital of Prime ITA Milan-T S.R.L (the "Italian Propco") and the (1) the Italian Propco, (2) Prime Pool III A-T S à r.l., (3) Prime Pool III B-T S à r.l., (4) Prime Pool III C-T S à r.l. (together with Prime Pool III A-T S à r.l. and Prime Pool III B-T S à r.l., the "Italian Poolcos"), (5) Prime Holdco B-T S à r.l. and (6) Prime Holdco C-T S à r.l. entered into a deed of release (the "Italian Deed of Release") pursuant to which the Agent and the Security Agent (i) released all Transaction Security granted by the Italian Propco; (ii) released the Italian Propco from all of its obligations, guarantees, covenants, representations, warranties, undertakings and liabilities under the Finance Documents and (iii) agreed to automatically release the Italian Poolcos from all Transaction Security granted by the Italian Poolcos and from all of their obligations, guarantees, covenants, representations, warranties, undertakings and liabilities under the Finance Documents upon the imminent liquidation of the Italian Poolcos and delivery of evidence of the liquidation deed to the Security Agent ("Italian Release Event").

E
On or about 29 July 2016 the Italian Facility Borrowers repaid all amounts owing under the Italian Facility Agreement and the Finance Documents (as defined in the Italian Facility Agreement) in full ("Italian Repayment Event") and in respect of the Italian Prepayment Event the Agent, Security Agent, English Security Agent, Prime UK Portman - T S.à r.l. and Prime UK Condor - T S.à r.l. (amongst others) entered into a global deed of confirmation ("English Security Agent Global Confirmation Deed") and the Agent and Security Agent (amongst others), entered a global deed of confirmation ("Global Confirmation Deed") pursuant to which the parties that deed agreed that the Finance Documents would be construed in a certain way following the Italian Repayment Event.

F
On 5 August 2016 Prime Pool V-T S à r.l. (the "Belgian Poolco") disposed of the entire share capital of Prime Bel Rue De La Loi-T SPRL (the "Belgian Propco") and (1) the Belgian Propco, (2) the Belgian Poolco, (3) Prime Holdco B-T S à r.l. and (4) Prime Holdco C-T S à

r.l. entered into a global deed of release (the "Belgian Deed of Release") pursuant to which the Agent and the Security Agent (i) released all Transaction Security granted by the Belgian Propco; (ii) released the Belgian Propco from all of its obligations, guarantees, covenants, representations, warranties, undertakings and liabilities under the Finance Documents and (iii) agreed to automatically release the Belgian Poolco from all Transaction Security granted by it and from all of its obligations, guarantees, covenants, representations, warranties, undertakings and liabilities under the Finance Documents upon the imminent liquidation of the Belgian Poolco and delivery of evidence of the liquidation deed to the Security Agent ("Belgian Release Event").

G
Each prepayment and/or cancelation of any amount of the Total Commitments resulting from each Release Event or the Italian Repayment Event has counted towards and reduced the available 20 per cent limit in clause 11.3(c) of the Original Facility Agreement.

H	Pursuant to resignation letters dated:

(i)	30 June 2016, Prime SWE Gothenburg-T AB resigned from the Original Facility Agreement as a Borrower;

(ii)	30 June 2016, Prime SWE Gothenburg-T AB resigned from the Original Facility Agreement as a Guarantor;

(iii)	19 July 2016, Prime NLD Amsterdam-T B.V. resigned from the Original Facility Agreement as a Borrower;

(iv)	27 July 2016, Prime ITA Milan - T.S.R.L resigned from the Original Facility Agreement as a Guarantor;

(v)	5 August 2016, Prime Bel Rue De La Loi - T SPRL resigned from the Original Facility Agreement as a Borrower;

(vi)	5 August 2016, Prime Bel Rue De La Loi - T SPRL resigned from the Original Facility Agreement as a Guarantor;

(the entities strictly in the capacities described at G(i) to G(vi), the "Resigned Obligors")

and the Parties agree that the Resigned Obligors do not need to be a party to this Agreement for the purposes of agreeing the amendments as more particularly described in schedule 3 (Amendments to Facility Agreement) to this Amendment Agreement.

I
The Parties to this Agreement have now agreed, subject to the terms of this Amendment Agreement, to make certain amendments to the Original Facility Agreement as more particularly described in schedule 3 (Amendments to Facility Agreement) to this Amendment Agreement.

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Amendment Agreement:

"2016 Construction Clauses" means clause 2 (Construction of Principal Finance Documents) of each of the English Security Agent Global Confirmation Deed and the Global Confirmation Deed;

"2017 Amendment Agreement (French Property Owner Loans Agreement)" means an amendment agreement dated on or around the Effective Date which amends the Amended French Property Owner Loans Agreement and which is made between, (amongst others), the PPD Lender (as lender), each French Property Owner (as borrower) and Prime OPCI (as guarantor);

"Amendment Documents" means:

(a)	this Amendment Agreement;

(b)	each English Security Document;

(c)	each French Amendment Document;

(d)	each German Security Document; and

(e)	any other document designated as such by the Agent and the Company;

"Deeds of Release" means the Amsterdam Deed of Release, the Belgian Deed of Release, the Italian Deed of Release and the Swedish Deed of Release;

"Effective Date" means the date on which the Agent gives written notice to the Company that it has received each of the documents and other evidence listed in schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent;

"English Security Deed Supplemental Agreement" means a security deed to be entered into between the relevant Finance Parties (amongst others), in respect of the appointment of the English Security Agent as security agent;

"English Security Document" means:

(a)	a legal mortgage entered into by the relevant Luxembourg Borrowers in respect of the English Properties and granted in favour of the English Security Agent.

(b)
a security agreement (including a fixed and floating charge over all of its assets) entered into or to be entered into by the relevant Luxembourg Borrowers and made in favour of the Security Agent in an agreed form.

(c)	a group security agreement entered into or to be entered into by all Obligors with assets situated in England and Wales and made in favour of the Security Agent in an agreed form.

"French Amendment Document" means:

(a)	the 2017 Amendment Agreement (French Property Owner Loans Agreement);

(b)
an English law security assignment or assignments (as applicable) of the benefit of any Hedge Documents and the Insurances entered into in connection with the 2017 Amendment Agreement (French Property Owner Loans Agreement) or the French Properties, in each case, to the extent governed by English law;

(c)
a German law confirmation agreement for the German law security assignment agreement in respect of all rights and claims of each French Property Owner under the Sale and Purchase Agreement and in respect of their claims under the Asset Management Agreement.

"German Security Documents" means:

(a)	a German law governed security confirmation agreement, to be entered into in respect of a German law security assignment agreement (dated 1 April 2015 and amended on 1 July 2015); account pledge agreement (dated 1 April 2015 and amended on 1 July 2015) and security purpose agreement (dated 1 April 2015 and amended on 1 July 2015), entered into, inter alia, by Prime GER Drehbahn - T S.à r.l., Prime GER Valentinskamp - T S.à r.l. and Prime GER Dammtorwall - T S.à r.l. as security providers and made in favour of Aareal Bank AG as Security Agent.

(b)
a German law governed security confirmation agreement, to be entered into in respect of a German law security assignment agreement, originally dated 1 April 2015 as amended on 1 July 2015, entered into by the security providers listed therein and made in favour of Aareal Bank AG as Security Agent.

(c)
a German law governed security confirmation agreement, to be entered into in respect of a German law account pledge agreement, dated 9 October 2015, entered into by the security providers listed therein and made in favour of Aareal Bank AG as Security Agent.

"Release Event" means the Dutch Release Event, the Belgian Release Event, the Italian Release Event and the Swedish Release Event.

1.2	Incorporation of defined terms and construction

(a)
Unless a contrary indication appears, terms defined in, or construed for the purposes of, the Original Facility Agreement have the same meanings when used in this Amendment Agreement (unless the same are otherwise defined in this Amendment Agreement); and

(b)	The principles of construction as set out in clause 1.2 (Interpretation) of the Original Facility Agreement shall have effect as though they were set out in full in this Amendment Agreement.

1.3	Continuing obligations

Subject to the provisions of this Amendment Agreement:

(a)	the Original Facility Agreement and all the other Finance Documents shall remain in full force and effect;

(b)	the Original Facility Agreement shall be read and construed as one document with this Amendment Agreement; and

(c)	nothing in this Amendment Agreement shall constitute a waiver or release of any right or remedy of the Finance Parties under the Finance Documents, nor otherwise prejudice any right or remedy of a Finance Party under the Original Facility Agreement or any other Finance Document.

2.	AMENDMENT AND CONSTRUCTION

(a)	With effect from the Effective Date:

(i)	the Original Facility Agreement shall be amended as set out in schedule 3 (Amendments to Facility Agreement); and

(ii)	the 2016 Construction Clauses shall continue to apply to:

(A)	the Original Facility Agreement as amended pursuant to this Amendment Agreement; and

(B)	the other Finance Documents (as the same may be amended, confirmed or restated in connection with the entry into, and performance of, this Amendment Agreement).

(b)	For the avoidance of any doubt, the Parties agree that the Finance Documents shall be construed and interpreted as follows:

(i)
pursuant to clause 22.4(f) (Disposals) of the Original Facility Agreement, the Amsterdam Property, the Belgian Property, the property owned by the Italian Propco and the Swedish Property is in each case not a "Property" and the Dutch Amsterdam Propco, the Belgian Propco, the Italian Propco and the Swedish Propco is in each case not a "Property Owner";

(ii)
clause 5 (Discharge of Undertakings) of the Amsterdam Deed of Release in respect of Prime Pool VI-T, S.à r.l., clause 5 (Discharge of Undertakings) of the Belgian Deed of Release in respect of Prime Pool V - T, S.a.r.l and clause 5 (Discharge of Undertakings) of the Swedish Deed of Release in respect of Prime Pool IV A - T, S.à.r.l and Prime Pool IV B - T, S.à.r.l each continue to apply in full force and effect;

(iii)
the Agent hereby agrees that any breach by the relevant Italian Poolco of any covenant, representation or warranty set out under the Original Facility Agreement as a result of the releases contemplated by or arising under or in connection with the Italian Deed of Release or as a result of or in connection with the liquidation procedure of any of the Italian Poolcos (in accordance with the Italian Deed of Release) shall be deemed not to trigger any Default or Event of Default;

(iv)	the entire share capital of each of the Swedish Targetco and the Belgian Targetco have been disposed of by Prime Pool IV B-T S à r.l. and the Belgian Poolco, respectively and on this basis:

(A)	clause 19.16(c) (Title to property) shall not be made; and

(B)	clause 19.18 (No other business) shall not be made so far as it relates to the Swedish Targetco or the Belgian Targetco; and

(v)
clause 2 (Discharge) of the Amsterdam Deed of Release in respect of Prime NLD Amsterdam-T B.V., clause 3 (Discharge upon Release Event) of the Belgian Deed of Release in respect of Prime Pool V - T, S.a.r.l, clause 3 (Discharge upon Release Events) of the Italian Deed of Release in respect of Prime Pool III A - T S.à r.l., Prime Pool III B - T S.à r.l., and Prime Pool III C -

T S.à r.l. and clause 3 (Discharge upon Release Events) of the Swedish Deed of Release in respect of Prime Pool IV B - T, S.à r.l. and Prime Pool IV B - T, S.à r.l. each continue to apply in full force and effect (including without limitation with respect to the Amendment Documents).

3.	REPRESENTATIONS

(a)	Each Obligor represents and warrants that:

(i)
the board resolutions approving the execution of the documents referred to in paragraph 1 of schedule 2 (Conditions precedent) (the "Documents") were duly and properly passed after compliance with all appropriate formalities and remain in full force and effect;

(ii)	the Company, and each other Obligor is authorised to execute the Documents to which it is a party; and

(iii)	the Company, and each other Obligor is authorised to make the representations and warranties as provided in clauses 3(a)(i) and 3(a)(ii).

(b)
Each Obligor makes the Repeating Representations and the representations set out in clause 3(a) in relation to it on the Effective Date (whether or not the Effective Date shall have occurred by such date) and on the Effective Date, by reference to the facts and circumstances existing at such dates.

(i)
the board resolutions approving the execution of the documents referred to in paragraph 1 of schedule 2 (Conditions precedent) (the "Documents") were duly and properly passed after compliance with all appropriate formalities and remain in full force and effect;

(ii)	the Company, and each other Obligor is authorised to execute the Documents to which it is a party; and

(iii)	the Company, and each other Obligor is authorised to make the representations and warranties as provided in clauses 3(a)(i) and 3(a)(ii).

(b)
Each Obligor makes the Repeating Representations and the representations set out in clause 3(a) in relation to it on the Effective Date (whether or not the Effective Date shall have occurred by such date) and on the Effective Date, by reference to the facts and circumstances existing at such dates.

4.	ACKNOWLEDGEMENT, FURTHER ASSURANCE, RATIFICATION AND CONFIRMATION OF SECURITY

4.1	Reliance

Each Obligor acknowledges that the Finance Parties have entered into this Amendment Agreement in full reliance on the representations and warranties made by it in the terms stated in clause 33(a) (Representations).

4.2	Further assurance

Each of the Obligors shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

4.3	Guarantee and indemnity

Each Guarantor ratifies and reaffirms the guarantee and indemnity contained in clause 18 (Guarantee and indemnity) of the Original Facility Agreement and the limitation wording in respect of the Luxembourg Obligors contained in schedule 10 (Guarantee Limitations) of the Original Facility Agreement and confirms that such guarantee and indemnity shall, subject always to schedule 10 (Guarantee Limitations) of the Original Facility Agreement:

(a)
continue in full force and effect and extend to the obligations of the Obligors under the Original Facility Agreement and the other Finance Documents, as amended and/or restated from time to time including as varied, amended, supplemented or extended by this Amendment Agreement, notwithstanding any term or provision of this Amendment Agreement;

(b)	not be released, reduced or impaired by:

(i)	the execution, delivery and performance of this Amendment Agreement or any other document or agreement entered into pursuant to or contemplated by this Amendment Agreement; or

(ii)
any other Obligor not being bound by this Amendment Agreement for any reason or by any Security Document being avoided or released or not being effective Security for the variation in the liabilities of the Obligors or any of them effected by this Amendment Agreement or such Security Document being limited or restricted in any way; and

(c)
continue to guarantee the payment of liabilities and obligations of the Obligors under the Finance Documents and that the definition of "Finance Documents" in the Original Facility Agreement extends to any amendment, supplementation, extension, novation, replacement, restatement and/or variation of any of them (however fundamental) and accordingly that such guarantee and indemnity, is intended to apply to and secure any variation or increase in the liabilities or obligations of the Obligors at any time as a result (direct or indirect) of the execution, delivery or performance of this Amendment Agreement.

4.4	Confirmation of Security subject to Netherlands law

(a)
For the avoidance of doubt, the Dutch Obligors confirms for the benefit of the Secured Parties that the Security Documents to which it is a party shall (a) remain in full force and effect notwithstanding the amendments contained in this Amendment Agreement and (b) continue to secure its Secured Obligations (as defined in the relevant Security Document) under the Finance Documents as amended (including, but not limited to, under the Original Facility Agreement as amended by this Amendment Agreement).

(b)
For the avoidance of doubt, the Dutch Obligors as Obligor and Subordinated Creditor under the Subordination Agreement reaffirms that its obligations under the Subordination Agreement remain valid, legal and binding notwithstanding the amendments to the Original Facility Agreement as amended by this Amendment Agreement.

4.5	Confirmation of Security subject to Luxembourg law

(a)
For the avoidance of doubt, each Luxembourg Obligor confirms for the benefit of the Secured Parties that the Security Documents to which it is a party shall (a) remain in full force and effect notwithstanding the amendments contained in this Amendment Agreement and (b) continue to secure its Secured Liabilities (as defined in the relevant Security Document) under the Finance Documents as amended (including, but not limited to, under the Original Facility Agreement as amended by this Amendment Agreement).

(b)
For the avoidance of doubt, each Luxembourg Obligor as Obligor and Subordinated Creditor under the Subordination Agreement reaffirms that its obligations under the Subordination Agreement remain valid, legal and binding notwithstanding the amendments to the Original Facility Agreement as amended by this Amendment Agreement.

5.	FEES, COSTS AND EXPENSES

5.1	Amendment fee

(a)	The Borrowers must pay, and the Company shall procure that the Borrowers pay, to the Agent on the Effective Date, for its own account, an amendment fee in the amount equal to:

(i)	in respect of Loans made in sterling, 0.25% of the aggregate of such Loans made in sterling, outstanding; and

(ii)	in respect of Loans made in euros, 0.25% of the aggregate of such Loans made in euros, outstanding,

in each case, as at the Effective Date.

5.2	Costs and expenses

The Borrowers shall, and the Company shall procure the Borrowers shall, within 3 Business Days of demand pay the Finance Parties the amount of all costs and expenses (including legal fees) properly incurred by any of them in connection with the negotiation, preparation, printing and execution of this Amendment Agreement and any other documents referred to in this Amendment Agreement, provided that invoices for all such costs and expenses have been provided on or prior to any such demand.

6.	MISCELLANEOUS

6.1	Incorporation of terms

The provisions of clauses 33 (Notices) and 37 (Amendments and waivers) of the Original Facility Agreement shall apply to this Amendment Agreement as if set out in full in this Amendment Agreement and as if references in those clauses to "this Amendment Agreement" or "the Finance Documents" are references to this Amendment Agreement.

6.2	Counterparts

This Amendment Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment Agreement.

6.3	Finance Document

(a)	The Agent and the Company designate this Amendment Agreement and the English Security Deed Supplemental Agreement as a "Finance Document".

(b)	The Agent and the Company designate each of the English Security Documents, the French Amendment Documents and the German Amendment Documents as a "Security Document".

6.4	Third party rights

(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a party to this Amendment Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Amendment Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a party to this Amendment Agreement is not required to rescind or vary this Amendment Agreement at any time.

6.5	Instruction to the English Security Agent

The Lenders and the Agent hereby instruct the English Security Agent to enter into this Amendment Agreement, the English Security Deed Supplemental Agreement and any other documents or agreements referred to in this Amendment Agreement, or otherwise to be entered into in connection with it and to which the English Security Agent is a party.

7.	LAPSE

(a)
If the Effective Date does not occur on or before 27 September 2017 (unless extended by agreement between the Agent and the Obligors' Agent), this Amendment Agreement shall terminate and, subject to clause 7(b), cease to be of any effect.

(b)
Clause 5 (Fees, costs and expenses) and clause 4.3 (Guarantee and indemnity) shall continue in full force and effect notwithstanding the termination of this Amendment Agreement pursuant to clause 7(a).

8.	GOVERNING LAW AND ENFORCEMENT

8.1	Governing law

(a)	Subject to (b) and (c) below, this Amendment Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by English law.

(b)	Clause 4.4 (Confirmation of Security subject to Netherlands law) shall be governed by, and shall be construed in accordance with, the law of the Netherlands.

(c)	Clause 4.5 (Confirmation of Security subject to Luxembourg law) shall be governed by, and shall be construed in accordance with Luxembourg law.

8.2	Jurisdiction of English courts

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Amendment Agreement (including a dispute relating to the existence, validity or termination of this Amendment Agreement or any non- contractual obligation arising out of or in connection with this Amendment Agreement) (a "Dispute") except that in respect of:

(i)	clause 4.4 (Confirmation of Security subject to Netherlands law), the courts of Amsterdam, the Netherlands shall have exclusive jurisdiction to settle a Dispute; and

(ii)	clause 4.5 (Confirmation of Security subject to Luxembourg law) the courts of Luxembourg shall have exclusive jurisdiction to settle a Dispute.

(b)	The parties to this Amendment Agreement agree that the courts of England are the most appropriate and convenient courts to settle Disputes except that in respect of:

(i)	Clause 4.4 (Confirmation of Security subject to Netherlands law), the courts of the Netherlands are the most appropriate and convenient courts to settle Disputes ; and

(ii)	Clause 4.5 (Confirmation of Security subject to Luxembourg law) the courts of Luxembourg are the most appropriate and convenient courts to settle Disputes,

and accordingly no such party will argue to the contrary.

(c)
This clause 8.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

8.3	Service of process

Any service of process under this Amendment Agreement shall be made in accordance with clause 43.2 (Service of process) of the Original Facility Agreement as amended by this Amendment Agreement.

This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.

SCHEDULE 3: AMENDMENTS TO FACILITY AGREEMENT

1.	The following new definitions shall be inserted into clause 1.1 (Definitions) of the Original Facility Agreement:

"2017 Amendment Agreement" means the amendment agreement dated 5 September 2017 and entered into by various of the parties to this Agreement pursuant to which the parties agreed to make certain amendments to this Agreement;

"2017 Amendment Date" means the "Effective Date" as defined in the 2017 Amendment Agreement;"

2.	The definition of "Margin Letter" in clause 1.1 (Definitions) of the Original Facility Agreement shall be deleted in its entirety and replaced with the following:

""Margin Letter" means the letter dated on or around the 2017 Amendment Date between the Agent and the Company setting out the margin for determining the interest rate applicable to the Loans;"

3.	The definition of "Amended French Property Owner Loans Agreement" in clause 1.1 (Definitions) of the Original Facility Agreement shall be deleted in its entirety and replaced with the following

"the amended and restated Property Owner Loans Agreement as further amended on or about the 2017 Amendment Date (the "Amended French Property Owner Loans Agreement")"

4.	The definition of "Termination Date" in clause 1.1 (Definitions) of the Original Facility Agreement shall be deleted in its entirety and replaced with the following:

""Termination Date" means 20 July 2024 and if, however, such day is not a Business Day, the Termination Date will instead be the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not);"

5.	Clause 8.3(b) (Hedging) of the Original Facility Agreement shall be amended by replacing "Termination Date" at the end of that clause with "1 April 2022".

6.	A new clause 8.3(c) (Hedging) shall be inserted into the Original Facility Agreement and shall read as follows:

"(c)
By no later than the date falling 6 months prior to 1 April 2022, the Borrowers, commencing on the expiry of the caps referred to in clause 8.3(b), shall enter into, and maintain, (and the Company shall procure that each French Property Owner enters (if any) into and maintains) Hedge Documents as follows:

(i)	a LIBOR interest rate cap with a notional amount equal to the aggregate of the Loans then outstanding in sterling; and

(ii)	a EURIBOR interest rate cap with a notional amount equal to the Loans then outstanding in euro,

each of which shall if any Hedging Agreement is entered into for the relevant period have a strike rate at such level as to ensure that Interest Cover will be greater than 250 per cent. and shall be stipulated as being for a period up to and including the Termination Date."

7.	The existing clause:

(a)	8.3(c) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(d);

(b)	8.3(d) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(e);

(c)	8.3(e) and all references to it in the Original Agreement will be renumbered as clause 8.3(f);

(d)	8.3(f) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(g);

(e)	8.3(g) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(h);

(f)	8.3(h) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(i);

(g)	8.3(i) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(j); and

(h)	8.3(j) and all references to it in the Original Facility Agreement will be renumbered as clause 8.3(k).

8.	Clause 8.3(c) (Hedging) of the Original Facility Agreement shall be amended by the addition of "and 8.3(c)" after "8.3(a) and 8.3(b)" of the first line of that clause.

9.
Clause 11.3(b) (Prepayment and Cancellation Fee) of the Original Facility Agreement shall be amended by the deletion of the words "The amount of the prepayment and cancellation fee is:" and their replacement with "The amount of any prepayment fee arising from the disposal of the Rotterdam Property is:"

10.	A new Clause 11.3(c) (Prepayment and cancellation fee) of the Original Facility Agreement shall be inserted into the Original Facility Agreement and shall read as follows:

"(c)	The amount of the prepayment and cancellation fee (other than arising from a disposal of the Rotterdam Property) is:

(i)	if the prepayment or cancellation occurs on or before 20 July 2018, 2.00 per cent of the amount prepaid or cancelled;

(ii)	if the prepayment or cancellation occurs after 20 July 2018 but on or before 20 July 2019, 1.50 per cent of the amount prepaid or cancelled;

(iii)	if the prepayment or cancellation occurs after 20 July 2019 but on or before 20 July 2020, 1.00 per cent of the amount prepaid or cancelled; and

(iv)	thereafter, nil."

11.	The existing clause 11.3(c) (Prepayment and cancellation fee) and all references to it in the Original Facility Agreement will be renumbered as clause 11.3(d).

12.	The existing clause 43.2(a)(i) (Service of Process) of the Original Facility Agreement will be deleted in its entirety and replaced with the following:

"(i) irrevocably appoints Colony North Star UK, Ltd (formerly named, North Star Asset Management UK Ltd) of 37-43 Sackville Street, London W1S 3EH in England and Wales with company number 09120522 as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document"

EXECUTION PAGES

THE COMPANY

Signed by Syzmon Dec     for and on behalf of PRIME HOLDCO C-T,    S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

THE BORROWERS

Signed by Syzmon Dec     for and on behalf of PRIME UK PORTMAN - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME UK CONDOR - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for    and on behalf of PRIME GER DREHBAHN

- T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for    and on behalf of PRIME GER
VALENTINSKAMP - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for     and on behalf of PRIME GER
DAMMTORWALL - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for    and on behalf of PRIME POOL II - T S.À
R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for and on behalf of PRIME NLD ROTTERDAM - T B.V.

Address:    Zuidplein 156
1077 XV Amsterdam the Netherlands

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager / Director

THE GUARANTORS

Signed by Syzmon Dec     for and on behalf of PRIME UK PORTMAN - T, S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME UK CONDOR - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg

Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for     and on behalf of PRIME GER DREHBAHN
- T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for     and on behalf of PRIME GER
VALENTINSKAMP - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for     and on behalf of PRIME GER
DAMMTORWALL - T S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for    and on behalf of PRIME POOL II - T S.À
R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for and on behalf of PRIME NLD ROTTERDAM - T B.V.

Address:    Zuidplein 156
1077 XV Amsterdam, the Netherlands

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager / Director

Signed by Syzmon Dec    for and on behalf of PRIME NLD AMSTERDAM - T B.V.

Address:    Zuidplein 156
1077 XV Amsterdam the Netherlands

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager / Director

Signed by Syzmon Dec    for
and on behalf of PRIME POOL I -T,
S.À R.L.

Address:	6A Route de Trèves, 3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention:    Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME POOL VII -T, S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME POOL III A - T, S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for and on behalf of PRIME POOL III B -T,     S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME POOL III C -T, S.À R.L.

Address:    3rd Floor,
6A Route de Trèves, 3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME POOL V - T,    S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec    for and on behalf of PRIME POOL VI - T,         S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME POOL IV A - T, S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

Signed by Syzmon Dec     for and on behalf of PRIME POOL IV B -T,     S.À R.L.

Address:    6A Route de Trèves,
3rd Floor,
L-2633 Senningerberg
Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:    JFarkas@clns.com

Signature /s/ SYZMON DEC

Title: Manager

THE ARRANGER

Signed by Mark Bohmer and Giovanni Venticinque for and on behalf of AAREAL BANK AG

Address:    Paulinenstrasse 15,
65189 Wiesbaden Germany

Facsimile No:    +49 611 348 3108

Attention:    CM-2 Transaction
Management

Signature /s/ MARK BOHMER

Legal Counsel

Signature /s/ GIOVANNI VENTICINQUE

Vice President

THE ORIGINAL LENDERS

Signed by Mark Bohmer and Giovanni Venticinque for and on behalf of AAREAL BANK AG

Address:    Paulinenstrasse 15,
65189 Wiesbaden Germany

Facsimile No: +49 611 348 3108

Attention:    CM-2 Transaction
Management

Signature /s/ MARK BOHMER

Legal Counsel

Signature /s/ GIOVANNI VENTICINQUE

Vice President

THE AGENT

Signed by Mark Bohmer and Giovanni Venticinque for and on behalf of AAREAL BANK AG

Address:    Paulinenstrasse 15,
65189 Wiesbaden Germany

Facsimile No:    +49 611 348 3108

Attention:    CM-2 Transaction
Management

Signature /s/ MARK BOHMER

Legal Counsel

Signature /s/ GIOVANNI VENTICINQUE

Vice President

THE SECURITY AGENT

Signed by Mark Bohmer and Giovanni Venticinque for and on behalf of AAREAL BANK AG

Address:    Paulinenstrasse 15,
65189 Wiesbaden Germany

Facsimile No:    +49 611 348 3108

Attention:    CM-2 Transaction
Management

Signature /s/ MARK BOHMER

Legal Counsel

Signature /s/ GIOVANNI VENTICINQUE

Vice President

THE ENGLISH SECURITY AGENT

Signed by Peter David Malcolm    for and on behalf of CAPITA TRUST COMPANY LIMITED

Address:    4th Floor
40 Dukes Place London
EC3A 7NH

Facsimile No: +44(0)20 3170 0246

Attention:    Manager – Corporate Trusts

Signature /s/ PETER DAVID MALCOLM